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         SECURITIES AND EXCHANGE COMMISSION
         Washington, D.C.   20549

         FORM 8-K

         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              September 4, 1997

         POWERTEL USA, INC.
         (Exact name of registrant as specified in its charter)

         Delaware                  0-14873                84-0897771
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(State or other jurisdiction     (Commission           (I.R.S. Employer
 of incorporation)               File Number)         Identification No.)


         321 W. Lake Lansing Road, Asher Court, Suite 100, E. Lansing, MI 48823
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(Address of principal executive offices -- Zip Code)

Registrant's telephone number, including area code (517) 333-5277

         1000 Bible Way, Suite 40, Reno, NV 89502
(Former name or former address, if changed since last report)



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POWERTEL, USA, INC.

INDEX

Item Number and Caption Page Number
------------------------

Item 5.  Other Matters.

Item 2.  Other Matters


         On Friday, July 24, 1998, the United States Bankruptcy Court for the District of Nevada, Case No 97-30265-BMG, entered an Order approving the Disclosure Statement filed by the Debtor, Powertel USA, Inc., a Delaware corporation. The hearing on Confirmation of Debtor's Plan of Reorganization is scheduled for August 25, 1998 at 1:00 p.m., pst. Ballots for voting on the Plan have to be received by August 24, 1998 at the office of Debtor's Counsel, Stephen Harris, 417 W. Plumb Lane, Reno, Nevada 89509. Mortlake Venture Capitol Fund, Inc. has requested that the Court appoint a trustee, which motion is scheduled to be heard on August 24, 1998.



---------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            POWERTEL USA, INC.


Date:    8-5-98                              /s/ Michael R. Kassouff
      -----------------------------         ------------------------------------
                                            Michael R. Kassouff, Director



Date:    8-5-98                              /s/ Richard A. Cascarilla
      -----------------------------         ------------------------------------
                                            Richard A. Cascarilla, Director


Date:    8-6-98                              /s/ H. Lawrence Herth
      -----------------------------         ------------------------------------
                                            H. Lawrence Herth, Director



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